Plan's Benefit Obligations, Fair Value of Plan Assets, and Funded Status (Detail) - USD ($) $ in Thousands	Dec. 31, 2016	Dec. 31, 2015
Compensation And Retirement Disclosure [Abstract]
Benefit Obligation	$ 263	$ 201
Fair value of plan assets	325	310
Defined Benefit Plan, Funded Status of Plan	(62)	(109)
Noncurrent liabilities (assets)	(62)	(109)
Net amount recognized	(62)	(109)
Amounts recognized in accumulated comprehensive income consist of:
Unrecognized net gain (loss)	$ (58)	$ 0